UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE   68137

(Address of principal executive offices)

(Zip code)

James P. Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

10/31

Date of reporting period: 10/31/14

ITEM 1.  REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income Fund

Class A Shares	(AFLEX)
Class A1 Shares	(AFLMX)
Class C Shares	(AFLKX)
Class I Shares	(AFLIX)
Class R Shares	(AFLRX)

October 31, 2014

Annual Report

Advised by:
Anfield Capital Management
4695 MacArthur Court
Suite 430
Newport Beach, CA 92660
www.AnfieldFunds.com

December 24, 2014

Letter to Shareholders of the Anfield Universal Fixed Income Fund (AFLIX)

Shareholders:

Having recently reached the end of its second fiscal year, on October 31, 2014, we are pleased to report that the Anfield Universal Fixed Income Fund has achieved its investment objectives, thanks to the guidance of Anfield Capital Management and its portfolio managers, Mssrs. Cyrille Conseil, CFA, Peter Van de Zilver, CFA and David Young, CFA. Launched during a difficult time for bonds and fixed income funds, the Fund has generated positive returns of; A shares 2.91%, A1 shares 1.11%, C shares 1.68%, I shares 3.25%, R shares 1.11%, net of all fees and expenses, for the year ended October 31.

The fund performance was primarily driven by an emphasis on attractively yielding securities dominated by strong security selection. Due to the uncertainty in global interest rates cycles the only government bond exposure is a negative position in the U.S. (short US Treasury rates). Performance contributors include U.S. corporate bonds (both investment grade and below-investment grade), mortgage-backed and asset-backed securities also contributed both yield and volatility. Bank Loan securities performed in-line with expectations and preferred securities delivered strong returns, but our allocation was small for risk control purposes. Detractors from results were few, but our short U.S. Treasury bond position was a drag on performance as U.S. interest rates declined. A small allocation to Emerging Market bonds was also a detractor as Emerging bond markets did not keep pace with the strong U.S. market.

The Anfield Fund is NOT a Traditional Bond Fund

While we are very pleased with the Fund’s performance to date, both in absolute terms and in comparison to other bond funds, it is also important to recall how the Fund differs from traditional bond funds and fixed -income securities.

The Fund offers access to an absolute return bond strategy, seeking to deliver positive returns over full market cycles. Free from traditional fixed income benchmark-specific guidelines, Anfield invests broadly across the global fixed income markets, without limitation. The flexible and universal nature of this strategy allows us to fully express our outlook, with the ability to take greater exposure in areas where we see opportunity and avoid , or even take negative exposure to, fundamentally unattractive markets, or where we see heightened downside risk.

The Anfield Fund’s greater flexibility allows the Portfolio Managers to invest opportunistically according to our long- and short-term market views, rather than being required to target a benchmark. We believe this freedom may provide the opportunity for higher risk-adjusted return potential over the long term, as well as greater potential to preserve capital. Further, the Fund’s absolute return orientation could enhance performance potential, particularly during market declines.

6457-NLD-12/29/2014

1

What role could the fund play in an investor’s portfolio?

Because the Anfield Fund is not tied to benchmark-specific guidelines, its performance is likely to differ from that of the overall bond market, potentially making it an attractive complement to a more traditional core bond holding. Because the Fund can migrate around the world and across market sectors, credit ratings, etc., it could also potentially serve as a “Satellite” allocation around core bonds. Some investors may consider using the Anfield Fund as part of an alternatives allocation, due to its absolute return focus, higher long-term return potential, and expected lower correlation (increased diversification) with other assets classes.

Market Commentary

●	The Fed maintained the near zero policy rate against market expectations

●	As a result of global central bank monetary stimulation, there is lots of cash in risk markets (stocks, etc.) moving around very quickly thereby magnifying short term price swings, while driving indices to all -time highs

●	Conversely, Fixed Income trading volume is some of the lowest we have seen due to many factors including concerns over the risk of rising interest rates, and increased regulatory restrictions on large banks and brokerage houses that make the market for global debt instruments

●	Overall fixed income as an asset class has generated much stronger returns than many predicted. Interest rates declined materially during the last 12 months and the reach for yield furthered strong returns.

●	The US economy seemed finally to break out of the doldrums and gain forward growth momentum.

●	Employment gains, low cost financing, and declining energy costs helped many segments of the economy including consumers and manufacturers, airlines, transportation, etc.

●	All this was against the backdrop of uncertainty with political and international risk still very much in the forefront- geopolitical volatility will continue to spill over to markets

Market Outlook

●	We believe that the economy will continue to grow in the 2.5% – 3.5% range

●	Bonds will be exposed to heightened volatility amid uncertainties over the course of the Fed’s policy execution

●	Non-US multinational corporations in both developed and emerging markets keyed to the US economy could benefit from exports to the growing US economy and translation gains on dollar income

●	The international scene remains turbulent and the potential or disruption there remains

Current Fixed Income Investment Strategy

●	We expect that bonds will be exposed to heightened volatility amid uncertainties over the timing of the Fed’s policy execution plus the interplay of supportive “flight” capital and yield-oriented demand from abroad vs. upward pressure from “normalization” of unusually low, inflation-adjusted interest rates as the economy regains strength

6457-NLD-12/29/2014

2

Strategy:

Directional (top-down macro)	Defensive, positioned for higher rates
Yield Curve	1 - 5 (short-intermediate) with modest roll-down, currently driven by Directional, Duration, Sector & Yield views
Sector	Emphasize all grade yield enhancing credit, MBS and ABS allocations
Yield	1.5 to 2.0 years of diversified yield spread duration
Security Selection	Active and selective
Currency	None

○	Continue emphasis on shorter maturities to protect from increasing rates

○	Search for attractive yields across global markets

We thank you for your support.

David Young, CFA

CEO & Founder

6457-NLD-12/29/2014

3

Anfield Universal Fixed Income Fund
PORTFOLIO REVIEW
October 31, 2014 (Unaudited)

The Fund’s performance figures* for the year ended October 31, 2014, compared to its benchmarks:

	1 Year	Since Inception(a)
Class A	2.91%	2.77%
Class A1	1.11%	1.42%
Class C	1.68%	1.85%
Class I	3.25%	3.02%
Class R	1.11%	1.42%
BofA Merrill Lynch US Dollar Libor 3-Month Constant Maturity Index(b)	0.24%	0.25%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at 1.20%, 1.35%, 1.95%, 0.95%, and 1.45% for Class A, Class A1, Class C, Class I, and Class R shares, respectively, per the most recent prospectus. Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees. Please review the Fund’s most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-866-4848.

(a)	Anfield Universal Fixed Income Fund commenced investment operations on June 28, 2013.

(b)	The BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Comparison of the Change in Value of a $10,000 Investment

Top 10 Allocations	% of Net Assets
Bonds & Notes	81.5%
Mutual Funds	12.4%
Preferred Stock	2.8%
Other Cash & Equivalents	2.0%
ETF’s	1.3%
100.00%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS
October 31, 2014

Shares		Value

	EXCHANGE TRADED FUNDS - 1.3%
	DEBT FUND - 1.3%
22,000	PowerShares Senior Loan Portfolio	$536,360

	TOTAL EXCHANGE TRADED FUNDS (Cost $547,835)	536,360

	MUTUAL FUNDS - 12.4%
	DEBT FUND - 12.4%
11,114	BlackRock Floating Rate Income Strategies Fund, Inc.	152,706
379,503	Fidelity Floating Rate High Income Fund	3,734,314
121,021	Vanguard Short-Term Investment Grade Fund	1,298,552
	TOTAL MUTUAL FUNDS (Cost $5,252,104)	5,185,572

Par Value		Coupon Rate (%)	Maturity
	BONDS & NOTES * - 81.5%
	AEROSPACE/DEFENSE - 1.3%
250,000	L-3 Communications Corp.	5.2000	10/15/2019	277,051
250,000	Northrop Grumman Corp.	1.7500	6/1/2018	249,151
				526,202
	AGENCY COLLATERAL CMO - INTEREST ONLY 2.8%
919,807	Fannie Mae REMICS	3.0000	8/25/2030	99,088
364,195	Fannie Mae REMICS	4.0000	7/25/2021	27,508
2,128,320	Fannie Mae REMICS	5.0000	11/25/2025	173,145
707,547	Fannie Mae REMICS	5.8480	6/25/2037	104,237
674,730	Fannie Mae REMICS	5.8480	8/25/2038	91,799
313,064	Fannie Mae REMICS	6.6180	5/25/2037	64,389
623,452	Freddie Mac REMICS	3.0000	8/15/2027	79,445
1,384,696	Freddie Mac REMICS	3.5000	4/15/2033	208,823
764,766	Freddie Mac REMICS	6.2572	5/15/2037	115,168
644,969	Freddie Mac REMICS	7.0472	6/15/2032	105,401
683,138	Government National Mortgage Association	4.0000	12/16/2026	88,102
				1,157,105
	AIRLINES - 1.9%
72,510	Delta Air Lines 2010-2 Class A Pass Through Trust	4.9500	5/23/2019	77,223
208,560	UAL 2009-2B Pass Through Trust ^	10.4000	11/1/2016	233,066
190,079	UAL 2009-2B Pass Through Trust *	12.0000	1/15/2016	206,948
260,645	Virgin Australia 2013-1B Trust ^	6.0000	10/23/2020	269,767
				787,004
	BANKS - 20.1%
100,000	Banco Santander Chile ^*	3.7500	9/22/2015	102,089
100,000	Bank of America Corp.	3.7000	9/1/2015	102,371
268,000	Bank of America Corp.	1.9511	11/18/2020	275,370
500,000	Bank of America Corp.	1.9936	9/28/2020	515,000
250,000	Banque Federative du Credit Mutuel SA ^ *	2.5000	10/29/2018	252,524
500,000	Barclays Bank PLC	3.0000	2/22/2021	527,500
500,000	CIT Group Inc.	3.8750	2/19/2019	504,375
450,000	Citigroup Inc.	1.6831	8/11/2020	456,750
350,000	First Horizon National Corp.	5.3750	12/15/2015	365,995
344,000	Goldman Sachs Group Inc./The	1.5806	7/15/2020	345,995
250,000	Goldman Sachs Group Inc./The	1.6349	8/26/2020	252,500
135,000	HBOS PLC ^*	6.7500	5/21/2018	151,859
252,000	HSBC Bank USA NA	4.8750	8/24/2020	277,849
100,000	JPMorgan Chase & Co.	1.1331	3/20/2017	99,875
250,000	JPMorgan Chase & Co.	1.7341	9/14/2021	253,125
335,000	JPMorgan Chase & Co.	2.5000	8/23/2021	352,588
263,000	JPMorgan Chase & Co.	2.6250	10/29/2020	281,410
200,000	Lloyds Bank PLC	3.2000	6/11/2015	202,957
400,000	Manufacturers & Traders Trust Co.	5.6290	12/1/2021	417,001
250,000	Morgan Stanley	3.0000	11/30/2019	263,125
100,000	Morgan Stanley	3.0000	8/30/2015	101,624
250,000	Morgan Stanley	3.5000	9/30/2017	266,250
306,000	Morgan Stanley	4.5000	10/27/2018	335,474
377,000	Standard Bank PLC	8.0120	7/17/2016	382,655
250,000	SunTrust Banks Inc.	1.2326	7/31/2017	253,279
557,000	Wells Fargo & Co.	2.0000	1/31/2021	578,584
500,000	Wells Fargo & Co.	7.9800		553,594
				8,471,718
	BEVERAGES - 0.1%
50,000	Central American Bottling Corp. ^	6.7500	2/9/2022	53,125

	BUILDING MATERIALS - 0.7%
300,000	Cemex SAB^	5.8750	3/25/2019	311,625

See accompanying notes to financial statements.

5

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2014

Par Value		Coupon Rate (%)	Maturity	Value

	COLLATERALIZED MORTGAGE OBLIGATIONS - 4.6%
$9,779	ASG Resecuritization Trust 2009-2 ^*	4.7243	5/24/2036	$9,809
100,282	Banc of America Mortgage 2004-C Trust	2.7066	4/25/2034	100,068
77,572	Bear Stearns ARM Trust 2003-4	2.3222	7/25/2033	78,036
60,472	Bear Stearns Asset Backed Securities Trust 2003-AC5	5.5000	10/25/2033	62,724
61,125	Chase Mortgage Finance Trust Series 2007-A1	2.4322	2/25/2037	61,416
190,155	CHL Mortgage Pass-Through Trust 2003-2	5.5000	3/25/2033	182,262
34,663	Citigroup Mortgage Loan Trust 2008-AR4 ^ *	2.7344	11/25/2038	34,802
47,140	Citigroup Mortgage Loan Trust 2010-8 ^ *	4.5000	12/25/2036	48,650
26,639	Credit Suisse First Boston Mortgage Securities Corp.	3.5000	7/25/2018	26,740
114,880	Deutsche Mortgage Securities Inc. Mortgage Loan Trust 2004-4	0.6020	6/25/2034	106,192
86,395	GSR Mortgage Loan Trust 2004-6F	5.5000	5/25/2034	89,435
37,884	GSR Mortgage Loan Trust 2005-5F	0.6520	6/25/2035	35,802
66,224	Impac Secured Assets CMN Owner Trust	0.9520	11/25/2034	65,904
142,711	JP Morgan Mortgage Trust 2005-A1	2.5760	2/25/2035	140,867
46,075	Lehman XS Trust Series 2005-1	1.6525	7/25/2035	44,599
35,010	MASTR Alternative Loan Trust 2003-7	6.5000	12/25/2033	38,333
97,000	MASTR Asset Securitization Trust 2005-2	5.3500	11/25/2035	101,812
34,557	Merrill Lynch Mortgage Investors Trust Series MLCC 2003-H	1.9362	1/25/2029	34,159
33,618	Morgan Stanley Mortgage Loan Trust 2004-4	5.0000	8/25/2019	34,437
13,303	Morgan Stanley Mortgage Loan Trust 2005-4	5.5000	8/25/2035	13,473
30,158	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2004-AR4	2.6146	12/25/2034	30,364
34,125	Prime Mortgage Trust 2004-CL1	0.5520	2/25/2034	32,248
76,577	Residential Asset Securitization Trust 2003-A7	5.5000	7/25/2033	83,099
137,957	RFMSI Series 2004-S5 Trust	5.2500	5/25/2034	139,546
15,940	Structured Adjustable Rate Mortgage Loan Trust	2.3791	6/25/2034	15,879
92,641	Structured Asset Sec Corp. Mort Pas Thr Certs Ser 2003 30	5.5000	10/25/2033	98,051
115,997	Structured Asset Securities Corp.	3.9381	9/25/2026	115,531
83,395	Structured Asset Securities Corp. Mo Pa Th Ce Se 1998-3 Tr	1.1520	3/25/2028	81,548
15,992	WaMu Mortgage Pass-Through Certificates Series 2004-CB4 Trust	5.5000	12/25/2019	16,678
19,973	Washington Mutual MSC Mortgage Pass-Through Certificates Series 2003-MS2 Trust	5.0000	3/25/2018	20,362
				1,942,826

	COMMERCIAL SERVICES - 1.3%
500,000	Lender Processing Services, Inc.	5.7500	4/15/2023	532,500

	DIVERSIFIED FINANCIAL SERVICES - 5.3%
375,000	Ally Financial Inc.	3.3500	5/15/2019	368,438
250,000	Ally Financial Inc.	3.5000	1/27/2019	252,500
10,000	Cantor Fitzgerald LP ^ *	7.8750	10/15/2019	11,071
115,000	Ford Motor Credit Co. LLC	1.6321	8/20/2018	115,446
300,000	Ford Motor Credit Co. LLC	2.3750	3/12/2019	299,890
100,000	Ford Motor Credit Co. LLC	2.5000	1/15/2016	101,728
500,000	General Electric Capital Corp.	6.2500	12/15/2022	549,395
100,000	Lazard Group LLC	6.8500	6/15/2017	112,717
145,000	Nuveen Investments Inc.	5.5000	9/15/2015	151,525
300,000	Skyway Concession Co. LLC ^*	0.5131	6/30/2017	288,938
				2,251,648
	ELECTRIC - 1.3%
250,000	Entergy Corp.	5.1250	9/15/2020	272,960
250,000	PPL Energy Supply LLC	6.2000	5/15/2016	261,818
				534,778
	ENGINEERING & CONSTRUCTION - 1.1%
200,000	SBA Tower Trust ^*	3.5980	4/15/2018	201,789
250,000	SBA Tower Trust ^ *	2.8980	10/15/2019	251,269
				453,058
	ENTERTAINMENT - 0.7%
25,000	CCM Merger, Inc. ^	9.1250	5/1/2019	27,000
250,000	NAI Entertainment Holdings ^	5.0000	8/1/2018	257,500
				284,500
	FOOD - 0.7%
250,000	Kroger Co.	6.8000	12/15/2018	293,844
10,000	Wells Enterprises, Inc. ^	6.7500	2/1/2020	10,400
				304,244

See accompanying notes to financial statements.

6

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2014

Par Value		Coupon Rate (%)	Maturity	Value

	FOREST PRODUCTS & PAPER - 1.4%
$725,000	Carter Hold Harvey, Ltd.	9.5000	12/1/2024	$594,500

	HAND/MACHINE TOOLS - 0.6%
250,000	Kennametal, Inc.	2.6500	11/1/2019	252,213

	HEALTHCARE-SERVICES-2.2%
350,000	Community Health Systems, Inc.	5.1250	8/15/2018	364,875
500,000	HCA, Inc.	3.7500	3/15/2019	502,500
50,000	HCA, Inc.	6.3750	1/15/2015	50,625
				918,000
	HOME EQUITY ASSET BACKED SECURITIES - 8.7%
308,356	ABFC 2004-OPT2 Trust	1.9520	4/25/2033	299,192
59,915	ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1	1.8020	3/25/2034	58,158
8,090	ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3	0.7970	5/25/2035	8,104
120,414	AFC Trust Series 2000-1	0.8845	3/25/2030	115,720
78,802	Ameriquest Mort Sec Inc. Asst Back Pas Thr Certs Ser 2003-9	3.1545	9/25/2033	74,632
56,121	Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Ctfs Ser 2003-11	5.6400	12/25/2033	58,710
69,046	Amresco Residential Securities Corp. Mortgage Loan Trust 1998-1	7.0000	1/25/2028	69,153
33,149	Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE2	3.0028	4/15/2033	31,734
191,094	Asset Backed Securities Corp. Home Equity Loan Trust Series 2003-HE6	2.6270	11/25/2033	165,887
64,266	Bear Stearns Asset Backed Securities I Trust 2004-BO1	4.1520	10/25/2034	59,637
22,822	Citifinancial Mortgage Securities Inc.	3.7650	4/25/2034	23,251
140,712	Citigroup HELOC Trust 2006-NCB1	0.2733	5/15/2036	139,222
112,632	Conseco Finance Corp.	0.8533	8/15/2033	107,899
103,484	Countrywide Asset-Backed Certificates	2.4020	9/25/2023	101,672
130,781	Home Equity Asset Trust	2.2520	4/25/2034	122,295
304,110	Home Equity Asset Trust 2004-4	2.1020	10/25/2034	282,915
13,166	Home Equity Asset Trust 2005-4	0.8120	10/25/2035	13,127
10,325	Mastr Asset Backed Securities Trust 2005-HE1	0.8270	5/25/2035	10,339
181,267	Morgan Stanley ABS Capital I Inc. Trust 2004-NC4	3.1520	4/25/2034	177,022
4,810	Morgan Stanley Home Equity Loan Trust 2005-2	0.7970	5/25/2035	4,817
96,712	New Century Home Equity Loan Trust ^ *	1.2770	10/25/2033	92,838
182,665	New Century Home Equity Loan Trust Series 2003-4	3.2270	10/25/2033	173,919
2,029	Nomura Home Equity Loan Inc. Home Equity Loan Trust Series 2005-FM1	0.6220	5/25/2035	2,028
198,658	NovaStar Mortgage Funding Trust Series 2003-3	2.6270	12/25/2033	192,097
104,673	NovaStar Mortgage Funding Trust Series 2004-1	1.7270	6/25/2034	92,052
417,199	NovaStar Mortgage Funding Trust Series 2004-2	2.4020	9/25/2034	369,873
264,857	Option One Mort Acceptance Corp. Asset Back Cert Ser 2003 2	2.7020	4/25/2033	253,878
38,185	Option One Mortgage Accept Corp. Ast Back Certs Ser 2003-3	3.1520	6/25/2033	35,897
33,372	Option One Mortgage Accept Corp. Asset Back Certs Ser 2003 5	0.7920	8/25/2033	31,633
68,127	Option One Mortgage Accept Corp. Asset-Backed Cert SE 2002-6	1.2770	11/25/2032	62,850
16,783	Option One Mortgage Accept Corp. Asset-Backed Cert SE 2002-6	2.7020	11/25/2032	16,541
24,424	RASC Series 2002-KS2 Trust	7.2790	4/25/2032	25,294
126,210	Saxon Asset Securities Trust 2002-1	1.9520	11/25/2031	107,379
96,072	Saxon Asset Securities Trust 2003-3	2.5545	12/25/2033	85,069
154,615	Securitized Asset Backed Receivables LLC Trust 2004-OP1	1.8020	2/25/2034	138,105
103,074	Securitized Asset Backed Receivables LLC Trust 2004-OP1	2.1770	2/25/2034	92,420
				3,695,359

	HOUSEHOLD PRODUCTS - 0.6%
250,000	Armored Autogroup, Inc.	9.2500	11/1/2018	255,000

	INSURANCE - 1.5%
300,000	Aspen Insurance Holdings Ltd.	4.6500	11/15/2023	313,496
300,000	Pacific Life Global Funding ^ *	4.1720	2/6/2016	311,625
				625,121
	IRON/STEEL - 1.3%
300,000	Arcelor Mittal	5.7500	8/5/2020	319,500
250,000	Cliffs Natural Resources, Inc.	4.8000	10/1/2020	211,250
				530,750

See accompanying notes to financial statements.

7

Anfield Universal Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

October 31, 2014

Par Value		Coupon Rate (%)	Maturity	Value

	LODGING - 0.2%
$65,000	MCE Finance Ltd. ^	5.0000	2/15/2021	$64,350

	MEDIA - 0.4%
150,000	Time Warner Cable, Inc.	5.0000	2/1/2020	168,077

	MINING - 0.9%
100,000	Alcoa, Inc.	6.7500	7/15/2018	113,490
250,000	Newmont Mining Corp.	5.1250	10/1/2019	271,875
				385,365
	MUNICIPAL - 0.7%
250,000	Grant County Public Utility District No 2	5.2900	1/1/2020	274,875

	OIL & GAS - 4.2%
545,000	Drill Rigs Holdings, Inc. ^ *	6.5000	10/1/2017	515,025
250,000	Nabors Industries, Inc.	5.0000	9/15/2020	272,699
250,000	Petrobras Global Finance BV	1.8521	5/20/2016	250,625
200,000	Petrobras International Finance Co. SA	5.7500	1/20/2020	211,626
500,000	Transocean, Inc.	6.5000	11/15/2020	514,930
				1,764,905
	OTHER ASSET BACKED SECURITIES - 10.0%
89,189	Bear Stearns Asset Backed Securities Trust 2005-SD1	0.7320	1/25/2045	88,057
54,053	Bravo Mortgage Asset Trust ^*	0.3920	7/25/2036	50,887
63,355	Chase Funding Trust Series 2002-2	5.5990	9/25/2031	62,338
23,547	Citigroup Mortgage Loan Trust Series 2004-OPT1 Asset Backed Pass-Through Certificates	0.9770	10/25/2034	23,597
31,381	Credit-Based Asset Servicing and Securitization LLC	3.0020	6/25/2032	30,948
113,664	CWABS Inc. Asset-Backed Certificates Trust 2004-6	1.0520	11/25/2034	112,991
76,324	Equity One Mortgage Pass-Through Trust 2002-4	0.7320	2/25/2033	73,135
9,768	Equity One Mortgage Pass-Through Trust 2003-4	5.2855	10/25/2034	10,026
101,035	Finance America Mortgage Loan Trust 2004-2	2.2520	8/25/2034	92,548
107,253	First Franklin Mortgage Loan Trust 2002-FF1	1.2775	4/25/2032	104,954
500,000	Gale Force 3 Clo Ltd. ^ *	1.6308	4/19/2021	474,622
500,000	Goldman Sachs Asset Management CLO PLC ^ *	2.9824	8/1/2022	492,945
63,408	GSAMP Trust 2002-WF	1.3570	10/20/2032	61,304
500,000	Limerock CLO I ^ *	0.8628	4/24/2023	473,636
47,914	Long Beach Mortgage Loan Trust 2004-1	0.9770	2/25/2034	46,348
243,754	Merrill Lynch Mortgage Investors Trust Series 2004-WMC5	2.1020	7/25/2035	230,420
66,014	Morgan Stanley ABS Capital I Inc. Trust 2005-HE6	0.4720	11/25/2035	64,682
500,000	PPM Grayhawk CLO Ltd. ^*	0.5808	4/18/2021	484,551
65,000	RAMP Series 2005-RS3 Trust	0.5720	3/25/2035	61,905
71,519	SACO I Inc. ^ *	1.0520	6/25/2035	69,116
500,000	Schiller Park CLO Ltd. ^ *	2.4836	4/25/2021	493,891
140,152	Specialty Underwriting & Residential Finance Trust Series 2003-BC4	3.9020	11/25/2034	137,975
77,516	Structured Asset Investment Loan Trust 2003-BC13	2.7770	11/25/2033	73,567
35,722	Structured Asset Investment Loan Trust 2003-BC3	3.0770	4/25/2033	36,065
14,344	Structured Asset Investment Loan Trust 2005-7	0.4320	8/25/2035	14,352
198,388	Structured Asset Securities Corp. 2005-WF1	2.0570	2/25/2035	179,031
179,789	Structured Asset Securities Corp. 2005-WF1	2.2070	2/25/2035	169,760
				4,213,651

	PIPELINES - 1.5%
250,000	DCP Midstream LLC ^*	9.7500	3/15/2019	320,095
200,000	Energy Transfer Partners LP	4.1500	10/1/2020	208,732
100,000	IFM US Colonial Pipeline 2 LLC ^ *	6.4500	5/1/2021	108,325
				637,152
	REITs (REAL ESTATE INVESTMENT TRUSTS) - 1.6%
150,000	American Tower Trust I ^	3.0700	3/15/2023	149,157
300,000	Columbia Property Trust Operating Partnership LP	5.8750	4/1/2018	316,202
200,000	Ventas Realty LP	2.0000	2/15/2018	201,035
				666,394
	RETAIL - 0.7%
250,000	Advance Auto Parts, Inc.	5.7500	5/1/2020	281,809

	SAVINGS & LOANS - 0.7%
250,000	First Niagara Financial Group, Inc.	7.2500	12/15/2021	288,551

	TELECOMMUNICATIONS - 2.4%
50,000	Altice Finco SA ^ *	9.8750	12/15/2020	56,000
250,000	America Movil SAB de CV	5.0000	10/16/2019	281,548
70,000	Crown Castle Towers LLC ^*	3.2140	8/15/2015	71,394
100,000	Orange SA	2.1250	9/16/2015	101,117
250,000	Telefonica Emisiones SAU	5.4620	2/16/2021	280,950
60,000	Telemovil Finance Co. Ltd. ^*	8.0000	10/1/2017	62,550
150,000	Verizon Communications Inc.	1.7641	9/15/2016	153,457
				1,007,016

	TOTAL BONDS & NOTES (Cost $34,015,756)			34,233,421

See accompanying notes to financial statements.

8

Anfield Universal Fixed Income Fund
SCHEDULE OF INVESTMENTS (Continued)

October 31, 2014

Shares			Value
	PREFERRED STOCK - 2.8%
	BANKS - 0.8%
7,400	Citigroup Inc.	6.8750	$198,024
5,000	Northern Trust Corp.	5.8500	123,800
			321,824
	DIVERSIFIED FINANCIAL SERVICES - 1.2%
18,750	Ally Financial, Inc.	8.5000	496,500

	OIL & GAS - 0.5%
5,000	BreitBurn Energy Partners LP	8.2500	123,350
5,000	Legacy Reserves LP	8.0000	115,250
			238,600
	TRANSPORTATION & LOGISTICS - 0.3%
5,000	Seaspan Corp.	8.2500	130,000

	TOTAL PREFERRED STOCK (Cost $1,199,883)		1,186,924

	TOTAL INVESTMENTS - 98.0% (Cost $41,015,485)(A)		$41,142,277
	OTHER ASSETS LESS LIABILITIES - 2.0%		839,865
	TOTAL NET ASSETS - 100.0%		$41,982,142

			Unrealized
		Notional Value	Appreciation
	SHORT FUTURES CONTRACTS - 0.0%
8	US 10 Year Future	1,010,872	$5,078
4	US 5YR NOTE (CBT)	477,720	3,719
2	US Long Bond Future	282,188	2,156
			$10,953

*	Non-income producing security

HELOC - Home Equity Line of Credit

^	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 16.2% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(A)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $41,006,402 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$479,601
Unrealized depreciation	(343,726)
Net unrealized appreciation	$135,875

See accompanying notes to financial statements.

9

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS
Investment securities:
At cost	$41,015,485
At value	$41,142,277
Receivable for securities sold	503,750
Receivable due from Advisor	29,915
Dividends and interest receivable	316,635
Deposits for Futures Contracts	101,953
Receivable for Fund shares sold	92
Net unrealized appreciation on futures contracts	10,953
Prepaid expenses and other assets	70,380
TOTAL ASSETS	42,175,955

LIABILITIES
Due to Custodian	169,009
Investment advisory fees payable	17,157
Fees payable to other affiliates	6,770
Distribution (12b-1) fees payable	877
TOTAL LIABILITIES	193,813
NET ASSETS	$41,982,142

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$41,941,684
Undistributed net investment income	108,192
Accumulated net realized loss from security transactions	(205,479)
Net unrealized appreciation on investments	137,745
NET ASSETS	$41,982,142

See accompanying notes to financial statements.

10

Anfield Universal Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Continued)
October 31, 2014

Net Asset Value Per Share:
Class A Shares:
Net Assets	$3,749,146
Shares of beneficial interest outstanding (c)	368,132
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.18
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.80

Class A1 Shares:
Net Assets	$10
Shares of beneficial interest outstanding (c)	1
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(d)	$10.19
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$10.81

Class C Shares:
Net Assets	$99,663
Shares of beneficial interest outstanding (c)	9,785
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$10.19

Class I Shares:
Net Assets	$38,133,313
Shares of beneficial interest outstanding (c)	3,743,533
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.19

Class R Shares:
Net Assets	$10
Shares of beneficial interest outstanding (c)	1
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (d)	$10.19

(a)	Investments in Class A shares and/or Class A1 shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	A CDSC of 1.00% is imposed in the event of certain redemption transactions within one year following each investment.

(c)	Unlimited number of shares of beneficial interest authorized, no par value.

(d)	Differences in actual and calculated Net Asset Value (“NAV”) shown are due to rounding.

See accompanying notes to financial statements.

11

Anfield Universal Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2014

INVESTMENT INCOME
Dividends (net of $2,213 in foreign tax withheld)	$163,643
Interest	922,008
Amortization of Premium	(266,381)
TOTAL INVESTMENT INCOME	819,270

EXPENSES
Investment advisory fees	185,304
Distribution (12b-1) fees:
Class A	3,047
Class C	198
Professional fees	57,722
Administration fees	42,499
Trustees fees and expenses	14,428
Transfer agent fees	22,412
Accounting services fees	38,849
Compliance officer fees	16,042
Printing and postage expenses	12,968
Registration fees	7,300
Custodian fees	5,000
Insurance expense	3,310
Non 12b-1 Shareholder servicing fees	99
Other expenses	858
TOTAL EXPENSES	410,036
Less: Fees reimbursed and expenses reimbursed by the Advisor	(101,506)
Less: Fees waived by other affiliates	(44,004)
NET EXPENSES	264,526

NET INVESTMENT INCOME	554,744

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	4,437
Net realized loss from futures contracts	(122,976)
Net change in unrealized appreciation on futures contracts	10,953
Net change in unrealized appreciation on investments	106,347
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(1,239)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$553,505

See accompanying notes to financial statements.

12

Anfield Universal Fixed Income Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	October 31, 2014	October 31, 2013	(a)
FROM OPERATIONS
Net investment income	$554,744	$9,968
Net realized gain (loss) from investments and futures contracts	(118,539)	1,572
Net change in unrealized appreciation on investments and futures contracts	117,300	20,445
Net increase in net assets resulting from operations	553,505	31,985

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(10)	—
Class I	(1,597)	—
From net investment income:
Class A	(27,533)	—
Class C	(454)	—
Class I	(515,694)	—
Total distributions to shareholders	(545,288)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,094,432	10
Class A1	—	10
Class C	99,750	10
Class I	37,505,509	4,737,303
Class R	—	10
Net asset value of shares issued in reinvestment of distributions:
Class A	27,136	—
Class C	454	—
Class I	284,335	—
Payments for shares redeemed:
Class A	(351,966)	—
Class C	(10)	—
Class I	(4,412,967)	(42,076)
Net increase in net assets from shares of beneficial interest	37,246,673	4,695,267

TOTAL INCREASE IN NET ASSETS	37,254,890	4,727,252

NET ASSETS
Beginning of Period	4,727,252	—
End of Period *	$41,982,142	$4,727,252
*Includes undistributed net investment income of:	$108,192	$9,976

(a)	The Anfield Universal Fixed Income Fund commenced operations on June 28, 2013.

See accompanying notes to financial statements.

13

Anfield Universal Fixed Income Fund
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Period Ended
	October 31, 2014	October 31, 2013	(a)
SHARE ACTIVITY
Class A:
Shares Sold	399,858	1
Shares Reinvested	2,656	—
Shares Redeemed	(34,383)	—
Net increase in shares of beneficial interest outstanding	368,131	1

Class A1:
Shares Sold	—	1
Net increase in shares of beneficial interest outstanding	—	1

Class C:
Shares Sold	9,741	1
Shares Reinvested	44	—
Shares Redeemed	(1)	—
Net increase in shares of beneficial interest outstanding	9,784	1

Class I:
Shares Sold	3,679,389	473,276
Shares Reinvested	27,906	—
Shares Redeemed	(432,841)	(4,197)
Net increase in shares of beneficial interest outstanding	3,274,454	469,079

Class R:
Shares Sold	—	1
Net increase in shares of beneficial interest outstanding	—	1

(a)	The Anfield Universal Fixed Income Fund commenced operations on June 28, 2013.

See accompanying notes to financial statements.

14

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A

	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$10.08		$10.00
Activity from investment operations:
Net investment income	0.23	(2)	0.06	(2)
Net realized and unrealized gain on investments	0.06		0.02
Total from investment operations	0.29		0.08

Less distributions from:
Net investment income	(0.19)		—
Total distributions	(0.19)		—

Net asset value, end of period	$10.18		$10.08

Total return (3)	2.91	% (6)	0.80	% (6)
Net assets, at end of period (000)s	$3,749		$10

Ratio of gross expenses to average net assets (4)(5)	2.01%		8.24	% (7)(8)
Ratio of net expenses to average net assets (5)	1.37%		1.70	% (7)
Ratio of net investment income to average net assets (5)	2.26%		1.74	% (7)
Portfolio Turnover Rate	22	% (6)	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class A Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total Return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Funds prospectus.

See accompanying notes to financial statements.

15

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class C

	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$10.08		$10.00
Activity from investment operations:
Net investment gain (loss)	0.16	(2)	(0.08	) (2)
Net realized and unrealized gain on investments	0.01		0.16
Total from investment operations	0.17		0.08

Less distributions from:
Net investment income	(0.06)		—
Total distributions	(0.06)		—

Net asset value, end of period	$10.19		$10.08

Total return (3)	1.68	% (6)	0.80	% (6)
Net assets, at end of period (000)s	$100		$10

Ratio of gross expenses to average net assets (4)(5)	2.76%		8.99	% (7)(8)
Ratio of net expenses to average net assets (5)	2.12%		2.45	% (7)
Ratio of net investment loss to average net assets (5)	1.53%		(2.32	)% (7)
Portfolio Turnover Rate	22	% (6)	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class C Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total Return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

See accompanying notes to financial statements.

16

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I

	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$10.08		$10.00
Activity from investment operations:
Net investment income	0.24	(2)	0.03	(2)
Net realized and unrealized gain on investments	0.09		0.05
Total from investment operations	0.33		0.08

Less distributions from:
Net investment income	(0.22)		—
Net realized gains	—	(8)	—
Total distributions	(0.22)		—

Net asset value, end of period	$10.19		$10.08

Total return (3)	3.25	% (6)	0.80	% (6)
Net assets, at end of period (000s)	$38,133		$4,727

Ratio of gross expenses to average net assets (4)(5)	1.76%		7.99	% (7)
Ratio of net expenses to average net assets (5)	1.12%		1.45	% (7)
Ratio of net investment income to average net assets (5)	2.38%		0.82	% (7)
Portfolio Turnover Rate	22	% (6)	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class I Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	Amount represents less than $0.01.

See accompanying notes to financial statements.

17

Anfield Universal Fixed Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class R

	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$10.08		$10.00
Activity from investment operations:
Net investment Income (loss)	0.01	(2)	(0.07	) (2)
Net realized and unrealized gain on investments	0.10		0.15
Total from investment operations	0.11		0.08

Less distributions from:
Net realized gains	(0.00	) (9)	—
Total distributions	(0.00)		—

Net asset value, end of period	$10.19		$10.08

Total return (3)	1.11	% (6)	0.80	% (6)
Net assets, at end of period	$10		$10

Ratio of gross expenses to average net assets (4)(5)(8)	2.26%		8.49	% (7)
Ratio of net expenses to average net assets (5)	1.62%		1.95	% (7)
Ratio of net investment income (loss) to average net assets (5)	0.10%		(2.03	)% (7)
Portfolio Turnover Rate	22	% (6)	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class R Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Amount represents less than $0.01.

See accompanying notes to financial statements.

18

Anfield Universal Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A1

	Year Ended		Period Ended
	October 31, 2014		October 31, 2013	(1)

Net asset value, beginning of period	$10.08		$10.00
Activity from investment operations:
Net investment Income (loss)	0.01	(2)	(0.10	) (2)
Net realized and unrealized gain (loss) on investments	0.10		0.18
Total from investment operations	0.11		0.08

Less distributions from:
Net realized gains	(0.00	) (9)	—
Total distributions	(0.00	) (9)	—

Net asset value, end of period	$10.19		$10.08

Total return (3)	1.11	% (6)	0.80	% (6)
Net assets, at end of period	$10		$10

Ratio of gross expenses to average net assets (4)(5)(8)	2.16%		8.39	% (7)
Ratio of net expenses to average net assets (5)	1.52%		1.85	% (7)
Ratio of net investment loss to average net assets (5)	8.15%		(2.89	)% (7)
Portfolio Turnover Rate	22	% (6)	37	% (6)

(1)	The Anfield Universal Fixed Income Fund Class A1 Shares commenced operations on June 28, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the period.

(3)	Total Return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions. Had the Advisor not waived a portion of the Fund’s expenses, total returns would have been lower.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Not annualized.

(7)	Annualized.

(8)	As the share class had 1 share outstanding over the period, the ratio presented is based upon the expected expense level for the class provided in the Fund’s prospectus.

(9)	Amount represents less than $0.01.

See accompanying notes to financial statements.

19

Anfield Universal Fixed Income Fund

Notes to Financial Statements

October 31, 2014

1.	ORGANIZATION

The Anfield Universal Fixed Income Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund commenced operations on June 28, 2013. The investment objective is to seek current income.

The Fund offers Class A, Class A1, Class C, Class I, and Class R shares. Class A and Class A1 shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A and/or Class A1 shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A or Class A1 shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class C shares of the Fund are sold at NAV without an initial sales charge but may be subject to a CDSC on shares redeemed. Class R shares of the Fund are sold at NAV without an initial sales charge and are not subject to a CDSC. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC, but have a higher minimum initial investment than Class A, Class A1, Class C, and Class R shares. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist

20

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. This team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Fund. The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would

21

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2014, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$536,360	$—	$—	$536,360
Mutual Funds	5,185,572	—	—	5,185,572
Bonds & Notes	—	34,233,421	—	34,233,421
Preferred Stock	1,186,924	—	—	1,186,924
Derivatives
Short Futures Contracts **	10,953	—	—	10,953
Total	$6,919,809	$34,233,421	$—	$41,153,230

The Fund did not hold any Level 3 securities during the period. There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Schedule of Investments for classifications.

**	Cumulative appreciation (depreciation) of futures contracts is reported in the above table.

22

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax year 2013 or expected to be taken on returns filed for open tax year 2014. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Fixed Income Risk – When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk – Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, including prepayment risk, extension risk, interest rate risk, market risk and management risk.

Futures Contracts – The Fund are subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation

23

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognized a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

As of October 31, 2014, the Fund held futures subject to equity price risk in the amount of $10,953. This amount represents the unrealized appreciation on futures held as of October 31, 2014.

The derivative instruments outstanding as of October 31, 2014 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Fund.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of October 31, 2014:

Contract Type/Primary Risk Exposure	Balance Sheet Location	Fair Value
Interest Rate Contracts	Net unrealized appreciation on futures contracts	$10,953

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of October 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Interest Rate Contracts	Net realized gain (loss) from futures contracts; Net change in unrealized appreciation (depreciation) on futures contracts

24

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended October 31, 2014:

Realized gain/(loss) on derivatives recognized in the Statements of Operations
				Total for the
				Year ended
Derivative Investment Type	Equity Risk	Interest Rate Risk	Currency Risk	October 31, 2014
Anfield Universal Fixed Income Fund
Futures contracts	$—	$(122,976)	$—	$(122,976)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
				Total for the
				Year ended October
Derivative Investment Type	Equity Risk	Interest Rate Risk	Currency Risk	31, 2014
Anfield Universal Fixed Income Fund
Futures contracts	$—	$10,953	$—	$10,953

Offsetting of Financial Assets and Derivative Assets

The Fund’s policy is to recognize a net asset or liability equal to the net variation margin for futures contracts. During the year ended October 31, 2014, the Fund was not subject to any master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at October 31, 2014 for the Fund.

Anfield Universal Fixed Income Fund

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
Net Amounts of
		Gross Amounts	Liabilities
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Futures Contracts	$10,953	$—	$10,953	$—	$(10,953)	$—
Total	$10,953	$—	$10,953	$—	$(10,953)	$—

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended October 31, 2014, amounted to $45,963,644 and $9,375,757 respectively.

25

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Anfield Capital Management, LLC. serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets. The Fund’s management fee was lowered effective March 1, 2014 to 0.80% from 0.95%. The Fund’s Adviser has contractually agreed to waive a portion of its advisory fee in the amount of 0.05% of the Fund’s average daily net assets until at least August 31, 2015.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund (The “waiver agreement”), until at least August 11, 2015, to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.20%, 1.35%, 1.95%, 0.95%, and 1.45% of the Fund’s average daily net assets for Class A, Class A1, Class C, Class I, and Class R shares, respectively; subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.20%, 1.35%, 1.95%, 0.95%, and 1.45% of average daily net assets attributable to Class A, A1, C, I and R shares, respectively the Advisor shall be entitled to be reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the limitations of average daily net assets for each class respectively. If Fund Operating Expenses attributable to Class A, A1, C, I and R shares subsequently exceed the limitations per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended October 31, 2014, the Advisor waived fees and reimbursed expenses in the amount of $101,506 in expenses to the Fund. The Fund’s total expenses subject to recoupment are $180,806. As of October 31, 2014, the Advisor can recoup waived and reimbursed expenses of $79,300 until October 31, 2016, and $101,506 until October 31, 2017.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25%, 0.40%, 1.00%, and 0.50% of its average daily net assets for Class A, Class A1, Class C, and Class R, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class A1, Class C and Class R shares. The Distributor is an affiliate of GFS. For the year ended October 31, 2014, the Distributor received $7,572 in underwriting commissions for sales of Class A and Class A1 shares, of which $1,117 was retained by the principal underwriter or other affiliated broker-dealers.

26

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund. During the year ended October 31, 2014, GFS waived $44,004 in expenses to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 1 year. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2014, the Fund assessed $0 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	Fiscal Year Ended	Fiscal Period Ended
	October 31, 2014	October 31, 2013
Ordinary Income	$545,288	$—
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$545,288	$—

There were no distributions for fiscal year ended October 31, 2013.

As of October 31, 2014, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October
Undistributed	Undistributed	Capital Loss	Other	Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$99,100	$—	$(194,517)	$—	$—	$135,875	$40,458

27

Anfield Universal Fixed Income Fund

Notes to Financial Statements (Continued)

October 31, 2014

The difference between book basis and tax basis undistributed net investment income, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open future contracts, and adjustments for partnerships.

At October 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$127,671	$66,846	$194,517

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and ordinary income distributions, and adjustments for paydowns, resulted in reclassifications for the year ended October 31, 2014 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(256)	$87,153	$(86,897)

7.	SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Anfield Universal Fixed Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Universal Fixed Income Fund (the Fund), a series of Two Roads Shared Trust, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from June 28, 2013 (commencement of operations) through October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Anfield Universal Fixed Income Fund as of October 31, 2014, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from June 28, 2013 (commencement of operations) through October 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

December 30, 2014

29

Anfield Universal Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2014

Shareholder Voting Results

At a Special Meeting of Shareholders of the Fund, held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Thursday, August 8, 2014, shareholders of record at the close of business on May 8, 2014 voted to approve the following proposals:

Proposal 1: To approve a new Investment Advisory Agreement between the Two Roads Shared Trust and Anfield Capital Management, LLC:

Shares Voted

Shares Voted Against

 In Favor

  or Abstentions

  1,044,494                                                         37,156

30

Anfield Universal Fixed Income Fund

EXPENSE EXAMPLES

October 31, 2014 (Unaudited)

As a shareholder of Anfield Universal Fixed Income Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A and/or Class A1 shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Anfield Universal Fixed Income Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Anfield Universal Fixed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/14	10/31/14	5/1/14 – 10/31/14	5/1/14 – 10/31/14
Class A	$1,000.00	$1,008.90	$ 6.82	1.37%
Class A1	1,000.00	999.00	7.53	1.52
Class C	1,000.00	1,004.70	10.54	2.12
Class I	1,000.00	1,010.10	5.60	1.12
Class R	1,000.00	999.00	8.03	1.62

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/14	10/31/14	5/1/14 – 10/31/14	5/1/14 – 10/31/14
Class A	$1,000.00	$1,018.00	$ 6.85	1.37%
Class A1	1,000.00	1,017.26	7.60	1.52
Class C	1,000.00	1,014.28	10.59	2.12
Class I	1,000.00	1,019.22	5.63	1.12
Class R	1,000.00	1,016.76	8.10	1.62

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

**	Annualized.

31

Anfield Universal Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2014

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2007)	10	Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Valuation Committees)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee, Audit Committee Chairman	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	10	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014) (Chairman of the Boards and Chairman of the Audit Committees)
Neil M. Kaufman Year of Birth: 1960	Trustee	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2011); Partner, Davidoff, Malito & Hutcher, LLP (2004-2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Assistant Professor, University of Washington School of Law (since 2010); Partner, Howard Rice, P.C. (2007-2010)	10	Altegris KKR Private Equity Master Fund and Altegris KKR Private Equity Fund (since 2014)

10/31/14 – Two Roads v2

32

Anfield Universal Fixed Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

October 31, 2014

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 - 2008); and President and Manager, GemCom LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 - August 2009).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

10/31/14 – Two Roads v2

33

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600
34

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

35

This Page is Intentionally Left Blank.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended October 31st as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-866-4848.

Adviser

Anfield Capital Management, LLC
4695 MacArthur Court, Suite 430
Newport Beach, CA 92660

Administrator

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2014	2013
Anfield Universal Fixed Income Fund	15,000	12,500

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2014	2013
Anfield Universal Fixed Income Fund	2,500	2,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended October 31, 2014 and 2013 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended October 31, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By Andrew Rogers	/s/ Andrew Rogers
President,
Date: January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Andrew Rogers	/s/ Andrew Rogers
President
Date: January 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Treasurer
Date: January 5, 2015